Exhibit 10.20

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE INDICATED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ADDENDUM TO INTERNET GIFT CARD(S) AGREEMENT

THIS ADDENDUM ("Addendum") to the INTERNET GIFT CARD(S) FULFILLMENT AGREEMENT dated April 1, 2001 is entered into and is effective as of August 8, 2004 (the "Effective Date") by and between NBO Systems, Inc., a Maryland Corporation ("NBO"), with its principal place of business at 3676 W. California Avenue, Building D, Salt Lake City, Utah 84104, and Darden GC Corp, with offices located at 6100 Lake Ellenor Dr., Orlando, FL 32809. NBO and the Darden GC Corp are sometimes each referred to herein as a "Party" and collectively as the "Parties."

WHEREAS, the Parties have previously entered into the Internet Gift Card(s) Agreement dated April 1, 2001 for the operation of Internet fulfillment for Darden GC Corp gift cards ("Agreement"); and

WHEREAS, the Parties agree to further amend said Agreement as specified herein;

NOW THEREFORE, In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. All references to GMRI, Inc. or Operator shall be referred to as Darden GC Corp. Hereinafter "Operator" shall mean Darden GC Corp.

2. The term of the Agreement originally set to expire on August 8, 2004 is hereby extended through August 8, 2005, subject to Darden GC Corp's right to terminate without cause upon ninety (90) days written notice ("Agreement Extension").

3 Except as otherwise expressly modified herein, the Agreement Extension shall be pursuant to the same terms and conditions of the Agreement as signed by both parties on April 1, 2001. Darden GC Corp and NBO agree to modify the original April 1 2001 terms of the agreement to [* * *].

4. This Agreement shall not be made effective until an authorized officer of each party signs the Agreement.

5. Except as expressly modified herein, all other terms of the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, NBO and Darden GC Corp have executed this Addendum effective as of the date listed above.

Darden GC Corp		NBO SYSTEMS, INC.
By: /s/ Steve E. Helsel	[illegible initial 11/04/04]	By: /s/ Christopher Foley
Signature		Signature

Name Steve E. Helsel		Christopher Foley Chief Financial Officer

Title SVP, Controller Date 11/10/04		Date: 11/11/04

DARDEN GC CORP, Inc. Addendum